Exhibit 10.11

Amended and Restated Domain Name License Agreement

This Amended and Restated Domain Name License Agreement (hereinafter the “Agreement”) is entered into as of July 20, 2004 between the following two parties in Beijing.

(1) eLongNet Information Technology (Beijing) Co., Ltd. (Hereinafter the “Party A”)
Legal Address:	10 Jiuxianqiao Street, Chaoyang District Beijing
Legal Representative:	Tang Yue

(2) Beijing eLong Information Technology Co., Ltd. (Hereinafter the “Party B”) Legal
Address:	Room 109 F1, Ji An Plaza, No.68, Xue Yuan South Road, Hai Dian District, Beijing
Legal Representative:	Tang Yue

WHEREAS:

1.    Party A, a wholly foreign-owned enterprise registered under the laws of the People’s Republic of PRC (the “PRC”), Party A is the owner of the registered domain names listed in the Appendix 1 of this Agreement and conduct the relevant procedure to become the owner of the registered domain names listed in the Appendix 2 (the domain names listed in the Appendix 1 and Appendix 2 are hereinafter called the “Domain Names”);

2.    Party B, a limited liability company registered under the laws of the PRC;

3.    Party A desires to license the Domain Names to Party B in accordance with the terms and conditions set forth herein and Party B wishes to accept the license on the terms and conditions set forth herein.

4.    Both parties agreed to sign a Domain Name License Agreement on August 22nd 2003, and decide to amend and restate the agreement in accordance with the declaration of the agreement.

NOW THEREFORE, the parties agree as follows:

Chapter One    Grant of Registered Domain Name

1.    In the period of validity of this Agreement (hereinafter the “Period of Validity”) , Party A hereby grants a general license to Party B the Domain Names, and Party B hereby accepts the general license to use the Domain Names.

2.    Party B understands and accepts that Party A has the Domain Names’ ownership; and under this agreement, Party A only license Party B the Domain Names for use, but not transfers it to Party B.

3.    Party A shall be responsible for carrying out related formalities in the connected Domain Names registration service organization and paying related fees for registered Domain Names on time, ensure that the Domain Names can be normally and lawfully used.

4.    If Party A has something happened such as alteration or cancellation of the Domain Names or any other things which will affect the lawful and normal use of the Domain Names, Party A should at least notify Party B in written ten (10) days in advance.

5.    Party B should not intervene Party A’s related rights as the owner of the registered Domain Names, includes but not limited to:

(1)    Party A has the right to choose and change the Domain Names registration service organization; and

(2)    Party A has the right to license other third Party the Domain Names for use.

6.    Party B shall ensure that the use of Domain Names will not violate others’ lawful rights, and be responsible for any damages cause by the violation by itself.

7.    Party B shall pay license fees to Party A according to the terms stipulated in 2.

Chapter Two    Terms of Payment

1.    Party B agrees to pay the license fees to Party A, the amount of the aforesaid fees shall be set down by two parties according to the relevant market price.

2.    Party B shall pay the license fees to Party A quarterly according to the form of payment stipulated by two parties.

Chapter Three.    Representations and Warranties

1.    Party A represents and warrants as follows, within any time of the signing day and period of this Agreement:

(1).    Party A is a limited liability company duly registered and validly existing under the company laws of the PRC and with good operation record, Party A has wholly lawful rights and necessary power and authorization to sign and deliver this agreement, and wholly perform the obligations under this agreement and accomplish the transaction stipulated in this Agreement.

(2).    Party A has finished all necessary company conducts and gotten all proper and validly authorization to sign and perform this Agreement. The obligations in this agreement will become lawful, validly and binding after the signing by Party A, and they are also enforceable against Party A.

(3).    The signing and delivery of this Agreement by Party A does not need to apply to any competent authority of government or to get any approval.

(4).    The signing and delivery of this Agreement, the performance of the obligations under this agreement and the accomplishment of the transaction stipulated in this agreement by Party A will not: 1) Cause the violation of any clause of its article of association or other organization documents; 2) Cause the violation of any stipulation in the contracts or agreements which are binding upon Party A or take Party A as one of its party; 3) Cause the violation of any judgment, decision and instruction of any court or government department which are binding upon Party A or take Party A as one of its party; or 4) Need the consent of any others.

(5).    Party A does not have any agreement, contract or other arrangement, which will have adverse effect on the signing and performance of this Agreement, and does not have any undisclosed debts or contingent debts which will have adverse effect on the signing and performance of this Agreement either.

2.    Party B represents and warrants as follows, within any time of the signing day and period of this Agreement:

(1).    Party B is a limited liability company duly registered and validly existing under the company laws of the PRC and with good operation record, Party B has wholly lawful rights and necessary power and authorization to sign and deliver this Agreement, and wholly perform the obligations under this Agreement and accomplish the transaction stipulated in this Agreement.

(2).    Party B has finished all necessary company conducts and gotten all proper and validly authorization to sign and perform this Agreement. The obligations in this agreement will become lawful, validly and binding after the signing by Party B, and they are also enforceable against Party B.

(3).    The signing and delivery of this Agreement by Party B does not need to apply to any competent authority of government or to get any approval.

(4).    The signing and delivery of this Agreement, the performance of the obligations under this Agreement and the accomplishment of the transaction stipulated in this Agreement by Party B will not: 1) cause the violation of any clause of its article of association or other organization documents; 2) cause the violation of any stipulation in the contracts or agreements which are binding upon Party B or take Party B as one of its party; 3) cause the violation of any judgment, decision and instruction of any court or government department which are binding upon Party B or take Party B as one of its party; or 4) need the consent of any others.

(5).    Party B does not have any agreement, contract or other arrangement, which will have adverse effect on the signing and performance of this Agreement, and does not have any undisclosed debts or contingent debts which will have adverse effect on the signing and performance of this Agreement either.

(6).    Party B will not register any similar Domain Names with the registered Domain Names in any Domain Names registration service organization.

(7).    Without the written consent of Party A in advance, Party B shall not grants a license to any third party the Domain Names.

Chapter Four.    Confidentiality

1.    Any party of this Agreement shall protect the confidentiality of any confidential data and information (Herein after the “Confidential Information”) acquired from the other party by signing and performing this Agreement. Unless with the written consent of the other party in advance, or the disclosure is required by the law or enforceable directions of courts and related government departments, any party shall not disclose any Confidential Information to third parties. The party who is required to disclose the Confidential Information shall notify the other party immediately, and take all possible measures to perform the disclosure in the scope as small as possible, and tell the disclosed party the obligation of confidentiality.

2.    Upon termination of this Agreement, any party shall, at the other party’s option, return any document, material, database, equipment or software to the other party; if the return becomes impossible for any reason, the party shall destroy all the Confidential Information or delete the Confidential Information from any electronic devices. No party can use any Confidential Information in any way after the termination of this agreement.

3.    There is no time limit to the confidentiality stipulated by Chapter Four, and it will survive after the termination of this Agreement, unless the Confidential Information is open to the public, and the open of the Confidential Information is not due to the breach of contract by any party.

Chapter Five    Date and Term

1.    This Agreement shall be effective from the date it is signed, until it is terminated by Article 5.2. Except the situation regulated in Article 5.2, the Period of Validity is equal to the existence period of Party A (including any extended period).

2.    Termination

The agreement shall be terminated on the following conditions:

(1)    Be terminated by written agreement of both parties;

(2)    Party A gives a thirty (30) days notice of terminating this Agreement;

(3)    In case the delinquent party materially breaks this Agreement, or does not correct its delinquent activity within 10 days, from the date of the opposite party’s delivering requirement for correcting the delinquent activity, the opposite party has right to terminate this Agreement immediately;

(4)    In case any party of this Agreement is liquidated, and any property of the liquidated party is taken over by the appointed personnel;

(5)    In case any party of this Agreement enters into the bankrupt procedure, or actually stops business operation; and

(6)    In case the force majeure lasts for more than 30 days, and make material affects on the performance of any party of the agreement, and both parties do not find a fair reasonable resolution.

The termination of this Agreement shall not affect any right or obligation of any party of the agreement.

Chapter Six.    Others

1.    All notices or other communications under this Agreement are required to be given in written (include faxes) and shall be delivered to the address set forth below or the address specified by one party in written by EMS or fax. If the notices and communications are delivered by EMS, they will become effective seventy two (72) hours after the delivery to the EMS company; if the notices and communications are delivered by fax, they will become effective twenty four (24) hours after sending.

Party A:	eLongNet Information Technology (Beijing) Co., Ltd.
Addressee:	Tang Yue
Address:	10 Jiuxianqiao Street, Chaoyang District Beijing
Phone Number:	(86-10) 58602288
Fax Number:	(86-10) 64315872

Party B:	Beijing eLong Information Technology Co., Ltd.
Addressee:	Tang Yue
Address:	Room 109 F1, Ji An Plaza, No.68, Xue Yuan South Road
Phone Number:	(86-10) 58602288
Fax Number:	(86-10) 64315872

2.    This Agreement will be binding on both parties of this agreement and their respective inheritors and the licensee, and this Agreement is signed for the rights of these person only.

3.    Arbitration

(1)    Any dispute, tangle or claim arising from this Agreement or relating to this Agreement (including any issue relating to the existence, validity or termination of this Agreement) should be submitted to PRC International Economic and Trade Arbitration Commission (the “Arbitration Commission”). Arbitration Commission shall conduct arbitration in accordance with the current effective rules of Arbitration application. The arbitration award shall be final and binding upon both parties.

(2)    Arbitration Place shall be Beijing.

(3)    Arbitration language shall be English.

(4)    The court of arbitration shall compose of three arbitrators. Both parties should respectively appoint an arbitrator, the chairman of the court of arbitration shall be appointed by both parties through consultation. In case both parties do not coincide in opinion of the person selected for the chief arbitrator within twenty days from the date of their respectively appoint a arbitrator, the director of Arbitration Commission shall have right to appoint the chief arbitrator.

(5)    Both parties agreed that the court of arbitration established according to the regulation shall have right to provide actually performed relief on the proper situation according with PRC’s Law (including but not being limited to Law of Contract of the People’s Republic of PRC). For the avoidance of doubt, both parties further that any court having jurisdiction (including PRC’s Court) shall carry out the arbitral award of actual performance issued by the court of arbitration.

(6)    Both parties agreed to conduct arbitration in accordance with this regulation, and irrepealably abstain the right to appeal, reexamine or prosecute to national court or other administration of justice in any form, and the precondition shall be that the aforementioned waiver is effective. However the waiver of both parties does not include any post-arbitration injunction, post-arbitration distress warrant or other command issued by any court having jurisdiction (including PRC Court) for terminating the arbitration procedure or carrying out any arbitral award.

4.    Unless with the written consent by both parties, this Agreement cannot be modified or altered; if there is anything not concluded in this Agreement, two parties can amend the agreement with written supplement; Any above modification, alteration, supplement and other appendix of this Agreement shall be the indiscerptible part of this agreement and shall have the same legal effect as this Agreement.

5.    This Agreement is separable, the invalidation or unenforceability of any stipulation will not affect the validity and enforceability of other stipulations.

6.    When one party does not exercise or delays exercising any right or remedy for breach of contract under this Agreement, it does not mean to waive such right or remedy; when one party exercises once or exercises part of any right or remedy for breach of contract under this Agreement, it does not mean to prevent the party to exercise again or exercise further such right or remedy. One party’s waiver of right according to this Agreement may add any term it thinks appropriate. Any waiver is effective only once and for the special item.

7.    All topics in this Agreement are set only for convenience, and they should not be deemed part of this Agreement.

8.    This Agreement is executed in duplicate originals, each party holds one, and each copy has the same legal effect.

Chapter Seven    Claim of the Third Party

1.    Infringe on the third party

In case Party B uses any registered domain name in accordance with the regulations of this Agreement, and is accused or charged by the third party for any registered domain name’s invalidation or any domain name usage’s violating the right of the third party;

(1)    Party B shall immediately inform Party A the relevant lawsuit in written form;

(2)    Party B shall not make any promise or compromise with the third party, without the prior written approval of Party A;

(3)    Party B shall immediately request Party A to conduct any negotiation and lawsuit, and resolve the relevant lawsuit.

(4)    According to the reasonable requirement of Party A, Party B shall provide Party A with any information and reasonable assistant; and

(5)    In case Party B violates any regulation of the agreement, Party A need not to burden any responsibility of compensation, Party B shall take the responsibility of compensate the relevant damage all by itself.

2.    Infringe by the third party

In case any third party use registered domain name without authorization or use any other domain name same or similar with the registered domain name.

(1)    In case Party B hears of any unauthorized usage, Party B shall immediately inform Party A;

(2)    Both parties should jointly discuss whether adopt legal action on the unauthorized usage of registered or not. For the avoidance of doubt, Party B agrees not to compromise with any third party without the prior written approval of Party A.

(3)    In case both parties agree to take joint legal actions on the usage of unregistered domain name, the relevant expenses and damage compensation should be shared in equal amount. In case Party B decides not to submit lawsuit on the matters regulated in Article 7.2, Party A shall decide for itself to submit the lawsuit by itself or the relevant enterprises, and pay the relevant expenses, Party B shall try its best to associate Party A to conduct the aforementioned legal actions; and

(4)    Any compensation gained by the legal action aroused by Party A’s infringe, shall be fully paid by Party A.

IN WITNESS THEREOF the parties hereto have caused this Agreement to be signed by a duly authorized representative as of the date first set forth above.

eLongNet Information Technologies (Beijing) Co., Ltd

Signature of Authorized representative:    /s/

Official Seal:    /s/

Beijing eLong Information Technology Co., Ltd

Signature of Authorized representative:    /s/

Official Seal:    /s/

APPENDIX 1:    DETAILS OF REGISTERED DMAIN NAME

Registered Domain Name	Registration Date	Due date	Register
eLong.com	25-Apr-99	25-Apr-06	Party A
eLong.net	25-Apr-99	25-Apr-06	Party A
lohoo.com	25-Dec-98	25-Dec-07	Party A
lohoo.net	09-Apr-00	09-Apr-05	Party A
xici.net	05-Nov-98	04-Nov-06	Party A
xici.org	10-Aug-01	10-Aug-04	Party A
eLong.com.cn	16-Jun-01	16-Jun-05	Party A
eLong.net.cn	16-Jun-01	16-Jun-05	Party A
lohoo.com.cn	13-Apr-00	13-Apr-05	Party A
lohoo.net.cn	13-Apr-00	12-Apr-05	Party A
xici.com.cn	13-Apr-00	13-Apr-05	Party A
xici.net.cn	13-Jul-00	13-Jul-04	Party A
asiamedia.com.cn	22-Sept-00	22-Sep-04	Party A
xici.cn	17-Mar-03	17-Mar-05	Party A
lohoo.cn	17-Mar-03	17-Mar-05	Party A
asiamedia.cn	23-May-03	23-May-05	Party A
1949.com.cn	20-Jun-03	20-Jun-05	Party A
1949.net.cn	20-Jun-03	20-Jun-05	Party A
eLong.cn	17-Mar-03	17-Mar-05	Party A
eLong.com.cn	08-Jan-03	08-Jan-05	Party A
10101818.com	05-Dec-03	5-Dec-04	Party A
eLong.com (Simplified and Traditional Chinese character)	06-Nov-00	15-May-05	Party A
eLong.net (Simplified and Traditional Chinese character)	06-Nov-00	15-May-05	Party A
eLong.com (Simplified and Traditional Chinese character)	06-Nov-00	15-May-05	Party A
eLong.net (Simplified and Traditional Chinese character)	06-Nov-00	15-May-05	Party A
eLong.PRC/.cn (Simplified and Traditional Chinese character)	06-Nov-00	23-Jul-04	Party A
eLong.com.PRC/.cn (Simplified and Traditional Chinese character)	06-Nov-00	23-Jul-04	Party A
eLongcom.PRC/.cn (Simplified and Traditional Chinese character)	06-Nov-00	23-Jul-04	Party A
xici.com (Simplified and Traditional Chinese characters are same)	15-Nov-00	15-May-05	Party A
xici.net (Simplified and Traditional Chinese characters are same)	15-Nov-00	15-May-05	Party A

Registered Domain Name	Registration Date	Due date	Register
xicihutong.net (Simplified and Traditional Chinese character)	13-Jun-03	15-May-05	Party A
eLong .PRC/.cn (Simplified and Traditional Chinese character)	13-Jun-03	12-Jun-05	Party A
eLongnet.PRC/.cn (Simplified and Traditional Chinese character)	28-Aug-03	28-Aug-04	Party A
eLongnet.PRC/.cn (Simplified and Traditional Chinese character)	28-Aug-03	28-Aug-04	Party A

APPENDIX 2:    DETAILS OF REGISTERED DMAIN NAME TO BE TRANSFERRED

Registered Domain Name	Registration Date	Due date	Register
eLong.com (Simplified and Traditional Chinese character)	09-Nov-00	09-Mar-05	eLong.com, Inc.
xici.com (Simplified and Traditional Chinese characters are same)	09-Nov-00	09-Mar-05	eLong.com, Inc.
xici.net (Simplified and Traditional Chinese characters are same)	09-Nov-00	09-Mar-05	eLong.com, Inc.
Xicihutong.com (Simplified and Traditional Chinese characters are same)	09-Nov-00	09-Mar-05	eLong.com, Inc.
Xicihutong.net (Simplified and Traditional Chinese characters are same)	09-Nov-00	09-Mar-05	eLong.com, Inc.
eLong.net Traditional Chinese characters	09-Nov-00	09-Mar-05	eLong.com, Inc.
eLong.com Traditional Chinese characters	09-Nov-00	09-Mar-05	eLong.com, Inc.
eLong.net Traditional Chinese characters	09-Nov-00	09-Mar-05	eLong.com, Inc.
Asia Media.com Traditional Chinese characters	09-Nov-00	09-Mar-05	eLong.com, Inc.